EXHIBIT 10.3

WARRANT AGREEMENT
This WARRANT AGREEMENT (this “Agreement”) is dated as of __________________, 2010, between Live Current Media Inc., a Nevada corporation (the “Company”), and ____________________ (the “Investor”).  Collectively, the Company and the Investor are sometimes referred to as a “party” or the “parties”.

RECITALS

A.    The Company proposes to issue to the Investor a warrant (the “Warrant”) to purchase up to an aggregate of ___________ shares (the “Warrant Shares”) of common stock of the Company, par value $0.001 per share (the “Common Stock”); and

B.    The Warrant is being issued by the Company to the Investor in conjunction with the execution of that certain Unit Purchase Agreement of even date herewith between the Company and the Investor;

NOW, THEREFORE, in consideration of the foregoing premises, the agreements herein set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Grant.  The Investor is hereby granted the right to purchase, at any time from __________, 2010 until 5:00 p.m., Pacific time, on __________, 2012 (the “Warrant Exercise Term”), up to an aggregate of ____________ Warrant Shares at the exercise price (subject to adjustment as provided in Section 7 hereof) of $0.15 per Warrant Share.

2.   Warrant Certificates.  The warrant certificate (the “Warrant Certificate”) delivered and to be delivered pursuant to this Agreement shall be in the form set forth as Attachment A attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

3.   Exercise of Warrant.  The Warrant is exercisable at a price of $0.15 per Warrant Share, payable in cash or by check to the order of the Company, or any combination of cash or check, subject to adjustment as provided in Section 7 hereof.  Upon surrender of the Warrant Certificate with the duly executed Form of Election to Purchase in the form set forth on Attachment B attached hereto and made a part hereof, together with payment of the Exercise Price (as hereinafter defined) for the Warrant Shares purchased at the Company’s principal offices, currently located at 780 Beatty Street, Suite 307, Vancouver, British Columbia V6B 2M1, the registered holder of a Warrant Certificate (“Holder” or “Holders”) shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased.  The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock underlying the Warrants).  In the case of the purchase of less than all the Warrant Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Shares purchasable thereunder.

4.   Issuance of Certificates.

4.1   Issuance.  Upon the exercise of the Warrant, the issuance of certificates for the Warrant Shares shall be made forthwith (and in any event within 5 business days thereafter) without any charge to the Holder thereof including, without limitation, any tax (other than income taxes) which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Section 5 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

4.2   Form of Certificates.  The Warrant Certificates and certificates representing the Warrant Shares shall be executed on behalf of the Company by such officer or officers as are permitted or required to execute such certificates on behalf of the Company by the Company’s by-laws and applicable law.  Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

(a)   The Warrant Certificates shall bear a legend substantially similar to the following:

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION THEREFROM.  ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES LAWS.

THIS CERTIFICATE IS ISSUED SUBJECT TO THE PROVISIONS OF A WARRANT AGREEMENT DATED AS OF _________, 2010, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, AND ANY TRANSFEREE OF THIS CERTIFICATE OR OF THE SHARES ISSUABLE UPON EXERCISE OF IT SHALL BE BOUND BY THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE WITH, AND AVAILABLE FROM, THE SECRETARY OF THE COMPANY.

(b)   Upon exercise of the Warrants, in part or in whole, certificates representing the Warrant Shares issued upon such exercise shall bear a legend substantially similar to the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS.

5.   Restriction on Transfer of Warrants.  The Holder of a Warrant Certificate, by his, her or its acceptance thereof, covenants and agrees that the Warrant is being acquired, and any Warrant Shares will be acquired, as an investment and not with a view to the distribution thereof, and that the Warrant and Warrant Shares may not be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Act”) or an applicable exemption from the registration requirements thereof.  In connection with the transfer or exercise of the Warrant, the transferee and Holder must agree to execute any documents which may be reasonably required by counsel to the Company to comply with the provisions of the Act and applicable state securities laws.

6.   Price.

6.1   Initial and Adjusted Exercise Price.  The initial exercise price of each Warrant shall be $0.15 per Warrant Share.  The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 7 hereof.

6.2   Exercise Price.  The term “Exercise Price” herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

7.   Adjustments of Exercise Price and Number of Warrant Shares.  If outstanding shares of the Company’s Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced.  If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.  When any adjustment is required to be made in the Exercise Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

8.   Exchange and Replacement of Warrant Certificates.

8.1   Exchange.  Each Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

8.2   Replacement.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

9.   Elimination of Fractional Interests.  The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

10.   Reservation and Listing of Securities.  The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrant, such number of shares of Common Stock as shall be issuable upon the exercise thereof.  The Company covenants and agrees that, upon exercise of the Warrant and payment of the Exercise Price thereof, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.  As long as the Warrant shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrant to be listed on or quoted by the exchange or quotation service upon which the Company’s Common Stock is then listed or quoted.

11.   Notices to Warrant Holders.  Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company.

12.   Notices.  All notices, requests, payments, instructions or other documents to be given hereunder will be in writing or by written telecommunication, and will be deemed to have been duly given if (i) delivered personally (effective upon delivery), (ii) mailed by certified mail, return receipt requested, postage prepaid (effective 5 business days after dispatch), (iii) sent by a reputable, established courier service that provides evidence of delivery and guarantees next business day delivery (effective the next business day), or (iv) sent by facsimile followed by confirmation, addressed as follows (or to such other address as the recipient party may have furnished to the sending party for the purpose pursuant to this Section 12):

(a)    If to the Company:

Live Current Media Inc.
780 Beatty Street, Suite 307
Vancouver, British Columbia V6B 2M1
Telephone:  (604) 453-4870
Fax:  (604) 453-4871
Attention: Chief Executive Officer

(b)    If to any Investor, to the address of such Investor as set forth on the written records of the Company.

13.   Supplements and Amendments.  The Company and the Investor may from time to time supplement or amend this Agreement in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Investor may deem necessary or desirable.

14.   Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

15.   Termination.  This Agreement shall terminate upon the expiration of the Warrant Exercise Term.

16.   Governing Law.  This Agreement and each Warrant Certificate issued hereunder shall be governed by the laws of Nevada, without reference to its choice of law rules.  The courts of Nevada will have exclusive jurisdiction over this Agreement and each Warrant Certificate, including their enforcement and any dispute regarding its interpretation and application, and the parties hereby irrevocably submit to the jurisdiction of those courts for those purposes.

17.   Benefits of This Agreement.  Nothing in this Agreement shall be construed to give to any person or corporation, other than the Company and the Investor and any other registered holder or holders of the Warrant Certificate or the Warrant Shares, any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Investor and any other holder or holders of the Warrant Certificate or the Warrant Shares.

18.   Preservation of Rights.  The Company will not, by amendment of its articles of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the rights represented hereby or thereby, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of the Warrant.

19.   Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed, as of the day and year first above written.

LIVE CURRENT MEDIA INC.

By:	/s/ C. Geoffrey Hampson
Name: C. Geoffrey Hampson
Title: President

ATTACHMENT A

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION THEREFROM.  ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES LAWS.

THIS CERTIFICATE IS ISSUED SUBJECT TO THE PROVISIONS OF A WARRANT AGREEMENT DATED AS OF _______________, 2010, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, AND ANY TRANSFEREE OF THIS CERTIFICATE OR OF THE SHARES ISSUABLE UPON EXERCISE OF IT SHALL BE BOUND BY THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE WITH, AND AVAILABLE FROM, THE SECRETARY OF THE COMPANY.

EXERCISABLE ON OR BEFORE
5:00 P.M., PACIFIC TIME, __________, 2012

No. LCM-1	______________ Warrant Shares

WARRANT CERTIFICATE

This Warrant Certificate certifies that ________________ or registered assigns is the registered holder of the right to purchase, at any time from ______________, 2010 until 5:00 p.m. Pacific time on ____________, 2012 (“Expiration Date”) up to _____________________ (___________) shares (“Warrant Shares”) of fully-paid and nonassessable common stock, par value $0.001 per share (“Common Stock”), of Live Current Media Inc., a Nevada corporation (the “Company”), at the initial exercise price, subject to adjustment in certain events (the “Exercise Price”), of $0.15 per Warrant Share upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of ___________, 2010 (“Warrant Agreement”) between the Company and _______________.  Payment of the Exercise Price may be made in cash or check payable to the order of the Company, or any combination of cash or check.

Neither this Warrant nor any portion of it may be exercised after 5:00 p.m., Pacific time, on the Expiration Date, at which time the rights evidenced hereby, unless exercised prior thereto, shall thereafter be void.

The Warrant Shares evidenced by this Warrant Certificate are duly authorized and will be issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to as a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the Holders (the words “Holders” or “Holder” meaning the registered holders or registered holder) of the Warrant.

The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of Warrant Shares issuable thereupon may, subject to certain conditions, be adjusted.  In such event, the Company will, at the request of the Holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrant; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the Holder as set forth in the Warrant Agreement.

Upon due presentment for registration of transfer of this Warrant Certificate at an office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrant Shares shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection therewith.

Upon the exercise of the Warrant for less than all of the Warrant Shares evidenced by this Certificate, the Company shall forthwith issue to the Holder hereof a new Warrant Certificate representing such number of unexercised Warrant Shares.

The Company may deem and treat the registered Holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the Holder(s) hereof, and for all other purposes.

All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.
LIVE CURRENT MEDIA INC.

Dated: ___________, 2010	By:	/s/ C. Geoffrey Hampson
Name: C. Geoffrey Hampson
Title: President

ATTACHMENT B

FORM OF ELECTION TO PURCHASE

The undersigned registered owner of the attached Warrant Certificate hereby irrevocably elects to exercise the right, represented by such Warrant Certificate, to purchase _______ Warrant Shares and herewith tenders in payment for such Warrant Shares cash or check to the order of Live Current Media Inc. in the amount of $_______ all in accordance with Section 3 of the Warrant Agreement.

Dated:
____________________________________
Name of Registered Owner

____________________________________
Signature of Registered Owner
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant Certificate.)

____________________________________
Street Address

____________________________________
City, State, Zip

____________________________________
IRS Identification Number/Social Security Number

ATTACHMENT C

FORM OF ASSIGNMENT

(To be executed by the registered Holder if such Holder desires to transfer the Warrant Certificate.)

FOR VALUE RECEIVED, the undersigned registered owner of the attached Warrant Certificate hereby sells, assigns and transfers unto the Assignee named below all of the rights, title and interest therein of the undersigned under the within Warrant, with respect to the number of shares of Common stock set forth below:

NAME OF ASSIGNEE	ADDRESS	NUMBER OF SHARES

and does hereby irrevocably constitute and appoint __________________________, Attorney, to transfer the within Warrant on the books of Live Current Media Inc., maintained for the purpose, with full power of substitution in the premises.  The undersigned understand that compliance with the provisions of the Warrant is necessary to effect any assignment or transfer.
Dated:
____________________________________
Signature of Registered Owner
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant Certificate.)

____________________________________
Name of Registered Owner

____________________________________
IRS Identification Number/Social Security Number